Putnam
High Yield
Municipal
Trust

SEMIANNUAL REPORT

September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Lipper Analytical Services, an independent research organization, ranked Putnam High Yield Municipal Trust as number 3 out...of the 13 high yield municipal debt funds tracked for the fiscal year ended September 30, 1996. The fund also earned the number 2 spot out of 12 in its category for the 5 years ended September 30, 1996 -- a show of consistent past performance.*

* "Putnam High Yield Municipal Trust knows how to swim with the sharks without getting eaten alive...By marrying respectable returns with solid income, PHYM makes itself an attractive prospect for investors willing to accept credit risk."

                        -- Morningstar Closed End Funds, June 14, 1996



CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

13     Portfolio holdings

19     Financial statements

*Lipper Analytical Services ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

When the rest of the bond market took a rather steep drop last February, just before the start of Putnam High Yield Municipal Trust's new fiscal year, the decline in municipal bond prices was markedly milder. They had taken their hit earlier in the wake of worry over how a flat tax might affect the tax advantage of municipal bonds. The tax-exempt bond market has since gained a modicum of stability, but prices remain mildly erratic.

Overall, Fund Manager Blake Anderson believes positive forces at work in the municipal bond market outweigh the negatives. Demand is strong, especially relative to fairly modest supply. The economy, interest rates, and inflation remain generally favorable. In sum, after a half year full of challenges, the outlook for the remainder of fiscal 1997 appears positive.

Blake, who has recently taken over as your fund's manager, has been a member of Putnam's municipal bond group since 1986. He has 10 years of investment experience. In the report that follows, Blake discusses your fund's performance so far in fiscal 1997 and what she sees in prospect for the year's second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Manager
Blake E. Anderson

Diligent credit research continued to drive Putnam High Yield Municipal Trust to success in the opening half of fiscal 1997. For the six months ended September 30, 1996, your fund earned total returns of 3.21% at net asset value and 3.78% at market price. The fund's dividend rate of 7.57% at net asset value, or 6.90% at market price, at period's end is even more attractive when you consider the tax advantages of investing in a municipal bond fund. For investors subject to the maximum federal income tax rate of 39.6%, a fully taxable investment would have had to pay a dividend rate of 12.53% at net asset value, or 11.42% at market price, to equal the fund's income. Results for investors subject to lower tax rates would be proportionately lower and the fund's investment income may be subject to state and local taxes and, for some investors, the federal alternative minimum tax.

* EVIDENCE OF SLOWER ECONOMIC GROWTH STEADIES BOND MARKET

While the sometimes contradictory economic figures of the past few months have kept many investors wary, we believe -- and the Federal Reserve Board apparently concurs -- that anxiety over rising inflationary pressures can be put to rest for the time being. Although the rapid employment growth we witnessed at the beginning of the fund's fiscal year led many to believe higher interest rates were ahead, lower orders for durable goods and a decline in housing starts have since signaled a slower-moving economy.

In the face of a steadier, more manageable rate of economic growth, the Fed elected at its September meeting to hold short-term interest rates steady. This confirmed our earlier expectation that interest rates and bond prices would remain relatively flat overall. In contrast to the rising bond prices that accompanied last year's falling interest rates, interest income was the key component of bond market returns during this semiannual period.

* ECONOMIC OUTLOOK DRIVES INDUSTRY SECTOR STRATEGY

Given our expectation of steady economic growth, we have continued to invest in the industry sectors that brought success last year, seeking holdings within these sectors that we believe would add a favorable balance of income and liquidity to the fund.

Our in-depth credit research paid off handsomely within the airlines/airports sector on the last day of the period when Continental Airlines and Delta Airlines announced an agreement that benefited the Los Angeles Regional Airports bonds held in your fund's portfolio. These bonds are secured by Continental's credit, so when the troubled airline was able to lease its Los Angeles gates to Delta, the arrangement added the potential for price appreciation to a bond issue that already carried an extremely attractive coupon.

Wide yield spreads in the health-care sector, as well as our ability to locate issues within the sector that were not subject to the federal alternative minimum tax, provided another notable industry emphasis. Although the Clinton administration failed to introduce the sweeping health-care reforms it described in the 1992 election, the attempt did spur the industry to make its own positive changes. Health-care providers in general have lowered their cost structures and become better business managers. Specific benefits to your fund have come from the prerefunding of a Pennsylvania hospital holding and the operational turnaround of two high-yielding California positions. Within this sector, we continue to seek holdings that offer upgrade potential either through their issuer's own improvements or through acquisition and prerefunding by larger, private institutions.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW*]

Aaa       --  26.1%
Aa        --   0.4%
A         --   1.4%
Baa       --  27.2%
Ba        --  22.5%
B         --  20.3%
Caa       --   1.1%
VMIGI/A-1 --   1.0%

Footnote reads:
*Based on market value as of 9/30/96. Holdings will vary over time.



A third major industry sector, forestry and paper products, was not as successful overall during the period. Large swings in pulp prices drove down the market for paper companies across the board, pulling the good down with the bad. We maintained confidence in the fund's portfolio holdings, however, secure in our selection of issues from projects with solid market shares and strong parent companies. After the market shakes out, we expect prices in this sector to stabilize while the bonds continue to provide attractive income. Project finance issues from pulp and de-inking mills are a particularly interesting subsector that we are exploring for opportunities.

* DEDICATED HIGH-YIELD ANALYSTS SHAPE PORTFOLIO SELECTION

While Putnam's economic outlook guides our sector strategies from the top down, our team of dedicated high-yield municipal bond analysts helps shape portfolio composition from the bottom up. Credit research is crucial to the fund's success, especially given the period's flat trading market. Prices on existing bonds remained in a narrow range throughout the period, refundings have been largely exhausted, and new bond issues have dwindled in number; meanwhile, strong corporate earnings and rising stock prices helped companies generate sufficient cash internally. Given such an investment climate, we believe we made the most of our municipal market experience to seek out high-yielding issues backed by recognizable names, thereby adding both income and liquidity to the portfolio.

Our in-depth credit research adds one other strong benefit to your fund -- one of the lowest default rates in the industry for a fund of this type. Currently the fund holds only the bonds issued to support a Detroit hospital, which has filed for bankruptcy. Talks are under way between the hospital and its creditors, and we remain hopeful that the debt will be paid.

* STEADY COURSE EXPECTED THROUGH REMAINDER OF FISCAL YEAR

We expect the current economic climate to continue through the second half of fiscal 1997. Given the outlook for continued mild inflation and the markets' favorable response to the presidential and congressional elections, the narrow trading range is likely to continue in the bond market, placing further emphasis on income over price appreciation as a key to your fund's total return performance.

[GRAPHIC OMITTED: TOP 10 HOLDINGS (9/30/96)]

Pennsylvania Economic Development, 9.25%, 1/1/22

Port Corpus Christi (Texas) Industrial Development Corp.,
10.25%, 6/1/17

Iowa Financing Authority Health Care Facility, 9.25%, 7/1/25

Los Angeles (California) Regional Airports, 9.25%, 8/1/24

Denver (Colorado) City and County Airport, 8.50%, 11/15/23

Butler (Alabama) Industrial Development Board, 8.00%, 9/1/28

Massachusetts Port Authority, 10.00%, 3/1/26

Hammond (Indiana) Industrial Port Authority, 9.65%, 6/1/14

Denver (Colorado) City and County Airport, 8.75%, 11/15/23

Port Corpus Christi (Texas) Industrial Development Corp.,
10.625%, 6/1/08

Footnote reads:
* These holdings represent 28.9% of the fund's assets. Portfolio holdings will vary over time.

We remain committed to our current sector strategy, with the possible addition of utility holdings. We are investigating this sector -- which could offer a solid defensive position against future economic shifts -- on a regional basis, seeking opportunities that may arise from industry deregulation. Amidst the investor confusion generally caused by regulatory changes, our analysts will put their skills to work to uncover solid opportunities for high current income, consistent with your fund's objective.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future. The fund invests in lower-rated, high-yield debt securities. The lower ratings reflect a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking current income free from federal income tax through higher-yielding lower-rated municipal securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                                           Lehman Bros.     Consumer
                                 Market      Municipal         Price
                          NAV    Price      Bond Index         Index
-----------------------------------------------------------------------
6 months                  3.21%  3.78%      3.09%             1.35%
-----------------------------------------------------------------------
1 year                    7.18  13.32       6.04              3.00
------------------------------------------------------------------------
5 years                  51.54  58.62      43.28             15.02
Annual average            8.67   9.67       7.46              2.84
-----------------------------------------------------------------------
Life of fund (5/25/89)   78.09  81.03      75.67             27.46
Annual average            8.17   8.41       7.98              3.36
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 9/30/96
------------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------
Number                                          6
----------------------------------------------------------------------
Income                                     $0.345
------------------------------------------------------------------------
Total                                      $0.345
------------------------------------------------------------------------
Preferred shares                      (900 shares)
------------------------------------------------------------------------
Income                                    $886.76
------------------------------------------------------------------------
Total                                     $886.76
------------------------------------------------------------------------

Share value: (common shares)
                               NAV                        Market price
------------------------------------------------------------------------
3/31/96                      $9.16                           $10.00
------------------------------------------------------------------------
9/30/96                      $9.11                           $10.00
------------------------------------------------------------------------
Current return: (common shares)
                               NAV                        Market price
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate1        7.57%                            6.90%
------------------------------------------------------------------------
Taxable equivalent2          12.53                            11.42
------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2 Assumes maximum 39.6% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is impossible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A Putnam perspective on risk and reward



You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

*FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

*A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income investors.
However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.




Portfolio of investments owned
September 31, 1996 (Unaudited)

                   Key to Abbreviations
                   AMBAC -- AMBAC Indemnity Corporation
                   COP -- Certificate of Participation
                   FGIC -- Financial Guaranty Insurance Company
                   FNMA Coll. -- Federal National Mortgage Association Collateralized
                   FRN -- Floating Rate Notes
                   FSA -- Financial Security Assurance
                   GNMA Coll. -- Government National Mortgage Association Collateralized
                   IF -- Inverse Floater
                   IFB -- Inverse Floating Rate Bonds
                   MBIA -- Municipal Bond Investors Assurance Corporation
                   RAC -- Revenue Anticipation Certificates
                   VRDN -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.3%) *
PRINCIPAL AMOUNT                                                                                     RATINGS**       VALUE

Alabama  (2.6%)
--------------------------------------------------------------------------------------------------------------------------
       $5,750,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste Disp. James River Corp.),
                   8s, 9/1/28                                                                        BBB       $ 6,353,750

Arizona  (1.4%)
--------------------------------------------------------------------------------------------------------------------------
        3,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds (Lockheed Aermod Ctr. Inc.),
                   8.7s, 9/1/19                                                                      A           3,412,500

California  (7.5%)
--------------------------------------------------------------------------------------------------------------------------
                   CA Hlth. Fac. Auth. Rev. Bonds
          905,000  (Summit Med. Ctr.), Ser. 85A, 9s, 5/1/15                                          Baa           914,177
        5,535,000  (Valley Presbyterian Hosp.), Ser. A, 9s, 5/1/12                                   BB          5,539,317
        5,700,000  CA Statewide Cmntys. Dev. Auth. IF COP (Motion Picture & TV Fund), AMBAC,
                   5.35s, 1/1/22                                                                     Aaa         4,239,375
        6,415,000  Los Angeles, Regl. Arpts. Impt. Corp Rev. Bonds (Continental  Airlines),
                   9 1/4s, 8/1/24                                                                    B/P         7,425,363
                                                                                                              ------------
                                                                                                                18,118,232

Colorado  (5.5%)
--------------------------------------------------------------------------------------------------------------------------
                   Denver, City & Cnty. Arpt. Rev. Bonds
        5,000,000  Ser. A, 8 3/4s, 11/15/23                                                          Baa         5,875,000
        6,350,000  Ser. A, MBIA, 8 1/2s, 11/15/23                                                    Aaa         7,373,938
                                                                                                              ------------
                                                                                                                13,248,938

Georgia  (3.1%)
--------------------------------------------------------------------------------------------------------------------------
        3,025,000  De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds (Briarcliff Park Apts.),
                   Ser. B, 10s, 4/1/17                                                               B/P         3,138,438
        3,900,000  GA Med. Ctr. Hosp. Auth. IF RAC (Columbus Regl. Hlth. Care Syst.),
                   Ser. B, MBIA, 8.78s, 8/1/10                                                       Aaa         4,260,750
                                                                                                              ------------
                                                                                                                 7,399,188

Illinois  (5.3%)
--------------------------------------------------------------------------------------------------------------------------
                   Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
        1,418,000  (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                                   Baa         1,598,795
        1,835,000  (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                                 Baa         2,064,375
        4,250,000  (American Airlines Inc.), 8.2s, 12/1/24                                           Baa         4,914,063
        2,355,000  IL Dev. Fin. Auth. Rev. Bonds (Community Rehab. Facs.), Ser. A, 7 7/8s, 7/1/20    BB/P        2,275,519
        1,970,000  IL Edl. Fac. Auth. Rev. Bonds (Steppenwolf Theatre), 9.65s, 7/1/19                BB/P        2,066,018
                                                                                                              ------------
                                                                                                                12,918,770

Indiana  (2.5%)
--------------------------------------------------------------------------------------------------------------------------
        5,605,852  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                                      BB/P        6,061,328

Iowa  (3.2%)
--------------------------------------------------------------------------------------------------------------------------
        6,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives), 9 1/4s, 7/1/25       BB/P        7,661,875

Kentucky  (1.4%)
--------------------------------------------------------------------------------------------------------------------------
        1,485,000  Jefferson Cnty., 1st Mtge. Rev. Bonds (AHF/KY-IOWA Inc.), 10 1/4s, 1/1/20         B/P         1,529,550
        1,675,000  Louisville & Jefferson Cnty., Regl. Arpt. Syst. Rev. Bonds, Ser. A, MBIA,
                   8 1/2s, 7/1/17                                                                    Aaa         1,764,010
                                                                                                              ------------
                                                                                                                 3,293,560

Louisiana  (9.0%)
--------------------------------------------------------------------------------------------------------------------------
        5,000,000  Hodge, Combined Util. Rev. Bonds (Stone Container Corp.), 9s, 3/1/10              B/P         5,406,250
                   LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
        1,912,898  (Emily Morten Foundation), 10 1/4s, 5/1/19                                        B/P         2,034,846
        2,500,000  (St. James Place), 10s, 11/1/21                                                   B/P         2,740,625
        2,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds (Continental Grain Co.), 14 1/2s,
                   1/1/02                                                                            BB          2,034,600
        2,000,000  St. Charles Parish, Poll. Control Rev. Bonds (LA Pwr. & Lt.), 8 1/4s, 6/1/14      Baa         2,180,000
        3,440,000  St. James Parish Solid Waste Disp. Rev. Bonds (Kaiser Aluminum), 7 3/4s, 8/1/22   B/P         3,573,300
        3,000,000  W. Feliciana Parish Poll. Control Rev. Bonds (Gulf States Utils. Co.), 8s,
                   12/1/24                                                                           Baa         3,195,000
          500,000  W. Feliciana Parish Poll. Control VRDN (Gulf States Utils. Co.), 3.95s, 12/1/15   A-1           500,000
                                                                                                              ------------
                                                                                                                21,664,621

Massachusetts  (12.7%)
--------------------------------------------------------------------------------------------------------------------------
        5,800,000  MA Port Auth. Special Project Rev. Bonds (Harborside Hyatt), 10s, 3/1/26          B/P         6,278,500
                   MA State Hlth. & Edl. Fac. Auth. IFB
        3,000,000  (St. Elizabeth Hosp.), Ser. E, FSA, 9.879s, 8/15/21                               Aaa         3,412,500
        2,000,000  (New England Medical Ctr.), MBIA, 6.63s, 7/1/18                                   Aaa         1,735,000
                   MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds (Southeastern MA)
        1,500,000  Ser. B, 9 1/4s, 7/1/15                                                            BB/P        1,696,875
        3,500,000  Ser. A, 9s, 7/1/15                                                                BB/P        3,946,250
                   MA State Indl. Fin. Agcy. Rev. Bonds
          975,000  (Odd Fellows Home of MA), 9.6s, 1/1/15                                            BB          1,040,813
        4,500,000  (Orchard Cove Inc.), 9s, 5/1/22                                                   BB/P        5,045,625
        4,250,000  (Emerson College), 8.9s, 1/1/18                                                   BB/P        4,675,000
        2,445,000  MA State Indl. Fin. Agcy. Tunnel Rev. Bonds (Mass Tpk.), 9s, 10/1/20              AAA/P       2,869,819
                                                                                                              ------------
                                                                                                                30,700,382

Michigan  (4.4%)
--------------------------------------------------------------------------------------------------------------------------
        2,763,000  Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds (MI Hlth. Care Corp.), 10s, 12/1/20
                   (In Default) +                                                                    Caa           635,490
        2,635,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev. Bonds, Ser. A, 8.72s, 5/1/21     BBB/P       3,241,050
        4,900,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds (Mercy Svcs. for Aging), 9.4s,
                   5/15/20                                                                           BBB/P       5,530,875
          960,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds (MI Hlth. Care Corp.), 9.1s,
                   12/1/14 (In Default) +                                                            Caa/P         220,800
        1,000,000  Midland Cnty., Econ. Dev. Corp. Poll. Control Rev. Bonds, Ser. B, 9 1/2s,
                   7/23/09                                                                           B/P         1,091,250
                                                                                                              ------------
                                                                                                                10,719,465

Missouri  (2.2%)
--------------------------------------------------------------------------------------------------------------------------
        4,900,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (Park Lane Med. Ctr.),
                   8 3/4s, 1/1/15                                                                    BB/P        5,224,625

Nebraska  (0.5%)
--------------------------------------------------------------------------------------------------------------------------
        1,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA, 9.132s, 12/8/16                         Aaa         1,141,250

New Hampshire  (2.9%)
--------------------------------------------------------------------------------------------------------------------------
        1,915,000  NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds (Havenwood-Heritage Heights),
                   9 3/4s, 12/1/19                                                                   AAA/P       2,252,513
        1,000,000  NH State Bus. Fin. Auth. Swr. & Soild Waste Rev. Bonds, 7 7/8s, 7/1/26            BB          1,028,750
        3,500,000  NH State Indl. Dev. Auth. Poll. Control Rev. Bonds (United Illuminating Co.),
                   Ser. B, 10 3/4s, 10/1/12                                                          Baa         3,787,070
                                                                                                              ------------
                                                                                                                 7,068,333

New York  (6.0%)
--------------------------------------------------------------------------------------------------------------------------
        2,350,000  NY State Energy Research & Dev. Auth. Poll. Control IFB, FGIC, 9.754s,
                   7/1/29 (acquired 12/1/94 cost $2,453,729)(double dagger)                          Aaa         2,914,000
        4,000,000  NY State Energy Research & Dev. Auth. Poll. Control Rev. Bonds (Rochester
                   Gas & Electric, Co.)
                   Ser. C, FSA, 8 1/8s, 12/1/28                                                      Aaa         4,385,000
        3,000,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig. Rev. Bonds, Ser. A, 7 3/8s,
                   9/15/21                                                                           Aaa         3,427,500
                   NY State Local Govt. Assistance Corp. Rev. Bonds
        1,500,000  Ser. A, 7s, 4/1/16                                                                Aaa         1,668,750
        2,000,000  Ser. D, 6 3/4s, 4/1/21                                                            Aaa         2,227,500
                                                                                                              ------------
                                                                                                                14,622,750

Ohio  (2.1%)
--------------------------------------------------------------------------------------------------------------------------
        4,550,000  Dayton Special Fac. Rev. Bonds (Emery Air Freight Corp.), Ser. A, 12 1/2s,
                   10/1/09                                                                           BB/P        5,192,688

Pennsylvania  (12.6%)
--------------------------------------------------------------------------------------------------------------------------
          280,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac. Rev. Bonds (U.S.
                   Air, Inc.), Ser. A, 8 7/8s, 3/1/21                                                B             306,600
        4,000,000  Allentown Hosp. Auth. Rev. Bonds (Sacred Heart Hosp.), Ser. A, 6 3/4s, 11/15/14   BBB         4,055,000
                   Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp. Rev. Bonds (United Hosp. Inc.)
        1,940,000  8 1/2s, 11/1/17                                                                   AAA         2,070,407
        2,000,000  Ser. A, 8 3/8s, 11/1/11                                                           AAA         2,252,500
        3,250,000  PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan Ltd. Partnership), 7.6s, 12/1/20   Baa         3,599,375
       10,000,000  PA Econ. Dev. Fin. Auth. Recycling Rev. Bonds (Ponderosa Fibres),
                   Ser. A, 9 1/4s, 1/1/22                                                            B/P         9,375,000
        2,500,000  PA State Higher Edl. Assistance Agcy. Student Loan IFB, AMBAC, 9.814s, 9/3/26     Aaa         2,646,875
        2,100,000  Philadelphia, Muni. Auth. Rev. Bonds (Justice Lease), Ser. C, 8 5/8s, 11/15/16    Aaa         2,504,250
        3,400,000  Philadelphia, Regl. Port Auth. Lease IFB, MBIA, 8.451s, 9/1/13                    Aaa         3,625,250
                                                                                                              ------------
                                                                                                                30,435,257

Texas  (8.8%)
--------------------------------------------------------------------------------------------------------------------------
          730,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (Nancy Travis Memorial
                   Hosp.), 10s, 5/15/13                                                              B/P          794,788
        2,911,415  Maverick Cnty., COP (Jail Facility), 9.1s, 6/15/10                                CCC/P       1,746,849
                   Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds (Valero Refining &
                   Marketing Co.)
        5,500,000  Ser. B, 10 5/8s, 6/1/08                                                           Baa         5,859,150
        7,230,000  Ser. A, 10 1/4s, 6/1/17                                                           Baa         7,681,730
        4,800,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB, Ser. C, FNMA Coll., GNMA Coll.,
                   9.845s, 7/2/24                                                                    AAA         5,166,000
                                                                                                              ------------
                                                                                                                21,248,517

Utah  (1.5%)
--------------------------------------------------------------------------------------------------------------------------
        3,300,000  Carbon Cnty. Util. Rev. Bonds (Solid Waste Disposal Laidlaw), Ser. A,
                   7 1/2s, 2/1/10                                                                    Baa        3,613,500

Washington  (2.7%)
--------------------------------------------------------------------------------------------------------------------------
        5,000,000  Port Walla Walla Pub. Corp. Solid Waste Recycling Rev. Bonds (Ponderosa Fibres
                   Project), 9 1/8s, 1/1/26                                                          B/P         4,618,750
        2,000,000  WA State Hlth. Care Fac. Auth. VRDN (Sisters Providence), Ser. B, 3.75s, 10/1/05  VMIGI       2,000,000
                                                                                                              ------------
                                                                                                                 6,618,750

Wisconsin  (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          865,000  WI Hsg. & Econ. Dev. Auth. IFB (Home Ownership), 10.209s, 10/25/22                Aa            919,063

--------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $235,771,372) ***                                                  $237,637,342
--------------------------------------------------------------------------------------------------------------------------

*               Percentages indicated are based on net assets of $241,633,796.
                Net assets available to common shareholders are $196,611,605.

**              The Moody's or Standard & Poor's ratings indicated are
                believed to be the most recent ratings available at September
                30, 1996 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securites at September 30, 1996.
                Securities rated by Putnam are indicated by "/P"and are not publicly rated.

*** The aggregate identified cost on a tax basis is $235,780,124, resulting in gross unrealized appreciation and depreciation of $11,984,769 and $10,127,551, respectively, or net unrealized appreciation of $1,857,218.

+               Non-income-producing security.

(double dagger) Restricted as to public resale. The total market value of restricted securities held at September 30, 1996 was $2,914,000 or 1.2%
                of net assets.

                The table below shows the percentage of the fund's investment on September 30, 1996 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                                                                   Unrated securities
                                                Rated securities                of comparable quality,
                                              as a percentage of                    as a percentage of
Ratings                                        fund's net assets                    fund's net assets
-------------------------------------------------------------------------------------------------------
AAA/Aaa                                                23.5%                               2.1%
AA/Aa                                                   0.4                                  --
A/A                                                     1.5                                  --
BBB/Baa                                                23.0                                 3.6
BB/Ba                                                   4.0                                18.1
B/B                                                     0.1                                19.9
CCC/Caa                                                 0.3                                 0.8
A-1/VMIGI                                               1.0                                  --
-------------------------------------------------------------------------------------------------------
                                                       53.8%                               44.5%

The rates shown on FRB and FRN are the current interest rates shown at September 30, 1996, which are subject to change based on the terms of the security.

The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1996.

The fund had the following industry group concentrations greater than 10% at September 30, 1996 (as a percentage of net assets):

Hospitals / Health Care              26.6%
Transportation                       20.6
Forest Products / Paper              12.6
Utilities                            12.6

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996 (Unaudited)

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $235,771,372) (Note 1)    $237,637,342
-------------------------------------------------------------------------------------------
Cash                                                                                309,279
-------------------------------------------------------------------------------------------
Interest receivable                                                               5,402,596
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       30,000
-------------------------------------------------------------------------------------------
Total assets                                                                    243,379,217

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,240,396
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        425,100
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           29,668
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,942
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               48,315
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,745,421
-------------------------------------------------------------------------------------------
Net assets                                                                     $241,633,796

Represented by
-------------------------------------------------------------------------------------------
Remarketed preferred shares (900 shares issued and outstanding at
$50,000 per share liquidation preference) (Note 4)                              $45,000,000
-------------------------------------------------------------------------------------------
Paid-in capital  - common shares (Note 1)                                       198,910,803
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        825,798
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,968,775)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,865,970
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $241,633,796

Computation of net asset value:
-------------------------------------------------------------------------------------------
Remarketed preferred shares                                                     $45,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       22,191
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares                             $45,022,191
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $196,611,605
-------------------------------------------------------------------------------------------
Net asset value per common share ($196,611,605 divided by 21,572,363 shares)          $9.11
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended September 30, 1996 (Unaudited)

Tax exempt interest income:                                                    $9,919,274
-----------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  846,275
-----------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    102,662
-----------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   6,408
-----------------------------------------------------------------------------------------
Administrative services (Note 2)                                                    3,851
-----------------------------------------------------------------------------------------
Reports to shareholders                                                            15,334
-----------------------------------------------------------------------------------------
Auditing                                                                           16,879
-----------------------------------------------------------------------------------------
Legal                                                                               9,704
-----------------------------------------------------------------------------------------
Postage                                                                            22,185
-----------------------------------------------------------------------------------------
Exchange listing fees                                                              14,376
-----------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                             58,500
-----------------------------------------------------------------------------------------
Other                                                                               3,108
-----------------------------------------------------------------------------------------
Total expenses                                                                  1,099,282
-----------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                        (19,800)
-----------------------------------------------------------------------------------------
Net expenses                                                                    1,079,482
-----------------------------------------------------------------------------------------
Net investment income                                                           8,839,792
-----------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  274,621
-----------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                   (1,913,256)
-----------------------------------------------------------------------------------------
Net loss on investments                                                        (1,638,635)
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $7,201,157
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended           Year ended
                                                                                  September  30             March 31
                                                                                           1996*                1996
--------------------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                               $8,839,792           $17,050,928
--------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                       274,621             1,740,824
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           (1,913,256)            1,057,318
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 7,201,157            19,849,070
--------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from net investment income         (798,084)           (1,746,756)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable to common shareholders (excluding cumulative undeclared dividends on remarketed
preferred shares of $22,191 and $17,213, respectively)                               6,403,073            18,102,314
--------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from net investment income                     (7,426,446)          (15,256,630)
--------------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with reinvestment of distributions           1,058,598             2,419,406
--------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            35,225             5,265,090

Net assets
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                241,598,571           236,333,481
--------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of
$825,798 and $210,536, respectively)                                             $241,633,796          $241,598,571

Number of fund shares
--------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                    21,458,424            21,198,632
--------------------------------------------------------------------------------------------------------------------
Common shares issued in connection with reinvestment of distributions                  113,939               259,792
--------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                          21,572,363            21,458,424
--------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and end of period                     900                   900
--------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

                                                                Six months
                                                                     ended
                                                              September 30                                Year ended
                                                                (Unaudited)                                 March 31
----------------------------------------------------------------------------------------------------------------------------
                                                                      1996                 1996                 1995
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)                 $9.16                $9.03                $9.23
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .41                  .80                  .81
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                (.07)                 .13                 (.19)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .34                  .93                  .62
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income:
----------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                                             (.04)                (.08)                (.07)
----------------------------------------------------------------------------------------------------------------------------
To common shareholders                                                (.35)                (.72)                (.75)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.39)                (.80)                (.82)
----------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                         --                   --                   --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                       $9.11                $9.16                $9.03
----------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                         $10.00               $10.00                $9.50
----------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(common shares)(a)         3.78*               13.60                11.50
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund) (in thousands)             $241,634             $241,599             $236,333
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                      .36*                1.17                 1.17
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)           4.11*                7.79                 8.27
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               11.40*               34.45                49.11
----------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                    Year ended March 31
------------------------------------------------------------------------------------------------------------------------
                                                                  1994                 1993                 1992
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)             $9.49                $8.99                $8.85
------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                                              .81                  .86                  .84
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (.27)                 .51                  .22
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .54                 1.37                 1.06
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                                         (.05)                (.06)                (.06)+
------------------------------------------------------------------------------------------------------------------------
To common shareholders                                            (.75)                (.81)                (.81)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.80)                (.87)                (.87)
------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                      --                   --                 (.05)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                   $9.23                $9.49                $8.99
------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                      $9.25               $10.50                $9.88
------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(common shares)(a)    (4.99)               15.48                18.15
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund) (in thousands)         $238,148             $241,187             $228,735
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                 1.17                 1.17                 1.13
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)       7.97                 8.58                 8.77
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           28.55                53.89                62.28
------------------------------------------------------------------------------------------------------------------------

*   Not annualized

+   Preferred shares were issued on July 22, 1991.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only, net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended March 31,
    1996 and thereafter, includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2.)




Notes to financial statements
September 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's Manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At March 31, 1996, the fund had a capital loss carryover of approximately $5,242,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                          Expiration
--------------                        ------------
$  228,000                          March 31, 1999
    64,000                          March 31, 2002
 3,642,000                          March 31, 2003
 1,308,000                          March 31, 2004

D) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on September 30, 1996 was 3.45%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses and undeclared dividends on remarketed preferred shares) and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Original issue discounts are accreted according to the effective yield method.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed during that period, then the fee payable to Putnam for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended September 30, 1996, fund expenses were reduced by $19,800 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $790 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

Note 3
Purchase and sales of securities

During the six months ended September 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $21,826,859 and $19,954,176, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 1996, no such restrictions have been placed on the fund.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Municipal Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary.
For more information, or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments'
website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

-------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
-------------------

28358-054                 11/96